SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2013

SURGLINE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

NEVADA	333-48746	87-0567853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

___ 319 Clematis Street, Suite 400, West Palm Beach, Florida 33401___
(Address Of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (561) 514-9042

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 12, 2013, Mr. Barry Hollander resigned as Chief Financial Officer of SurgLine International, Inc., a Nevada Corporation, (the “Company”) and SurgLine, Inc. (“Surg”), a subsidiary of the Company. His resignation was for business reasons and time constraints and was not related to any disagreement with our company on any matter relating to our operations, policies or practices.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

17.1  Resignation letter from Barry Hollander

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGLINE INTERNATIONAL, INC

Dated: August 15, 2013	By:	/s/ Thomas G Toland
Thomas G. Toland, Chief Executive Officer